UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
July 7, 2026
Date of Report
(Date of earliest event reported)
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GENWORTH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11011 West Broad Street, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)
(804) 281-6000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	GNW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2026, Genworth Financial, Inc. (the “Company”) announced that Thomas J. McInerney, President & Chief Executive Officer, will be taking a temporary leave of absence from his role to focus on his health. In connection with Mr. McInerney’s leave of absence, the Company announced that Jerome T. Upton, the Company’s current Executive Vice President and Chief Financial Officer (Principal Financial Officer), has been appointed Interim President and Chief Executive Officer (Principal Executive Officer), effective July 7, 2026.

Mr. Upton, 62, has been in his current role since March 2023. He previously held various positions of increasing responsibility at Genworth since joining the Company and its predecessors in 1998, including Genworth’s Deputy CFO and Controller, as well as Chief Financial and Operating Officer for Genworth’s International Mortgage Insurance Division.

Mr. Upton does not have any family relationship with any of the Company’s executive officers or directors, nor has he engaged in any related party transaction with the Company that would be required to be disclosed pursuant to Item 404 of Regulation S-K.

Item 9.01     Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release Dated July 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: July 7, 2026	By:	/s/ Michael J. McCullough
Michael J. McCullough
Senior Vice President and Corporate Secretary